Exhibit 99.2

May 2023 Lument Finance Trust Q1 2023 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2022, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of May 11th, 2023. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a premier national mortgage originator and asset manager. • Experienced management team with average of 27 years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, a publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which are well positioned for the current environment. • Strong credit and asset management capabilities. • Attractive financing source via non - recourse, non mark - to - market CRE CLO.

Q1 2023 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. Book Value Per Share of Common Stock as of 3/31/2023 i ncludes a $3.4 million CECL allowance. Excluding the CECL allowance, Book Value Per Share of Common Stock is $3.52. (3) Based on carrying value. (4) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 3 9 months. Financial Results • Q1 2023 GAAP net income attributable to common stockholders of $4.6 million, or $0.09 per share of common stock. Q1 2023 Distributable Earnings (1) of $0.2 million, or $0.00 per share of common stock. • Distributable Earnings was negatively impacted by a $4.3 million realized loss ($0.08 per share) for a loan collateralized by an office property in Chicago. • Q1 2023 Book Value Per Share of Common Stock of $3.46 (2) . Highlights • The Company experienced $52.1 million of loan payoffs during the quarter. • Q1 EPS and BVPS impacted by unrealized loss reserve from adoption of the Current Expected Credit Loss (“CECL”) accounting standard. In connection with the adoption, we recorded a $3.6 million opening adjustment to accumulated earnings on January 1, 2023. • On March 16, 2023, the Company announced the declaration of a cash dividend of $0.06 per share of common stock and $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock with respect to the first quarter of 2023. Investment Portfolio Overview • As of March 31, 2023, 100% (3) of LFT’s investment portfolio consisted of floating - rate CRE loans. Approximately 90% (3) of the portfolio was multifamily. • The $1.0 billion CRE loan portfolio had a weighted average remaining term of 17 months (4) and a weighted average interest rate of LIBOR/SOFR + 3.43%. Capitalization • The floating - rate CRE loan portfolio is financed with $833.8 million (outstanding principal amount) of investment grade notes issued through LMNT 2021 - FL1, a CRE CLO.

Q1 2023 Balance Sheet Summary 5 Balance Sheet (thousands) March 31, 2023 (1) Commercial mortgage loans held - for - investment (net of allowance for credit losses) $1,016,464 Cash and cash equivalents 98,573 Restricted cash (2) 1,946 Accrued interest receivable 5,939 Investment related receivable 489 Other assets (3) 3,013 Total assets $1,126,423 Collateralized loan obligations (4) 829,934 Credit facility (4) 47,032 Other liabilities 8,610 Total liabilities $885,576 Total equity 240,847 Total liabilities / total equity 3.68x Book Value Per Share of Common Stock (5) $3.46 Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMNT 2021 - FL1, the Company’s CRE CLO, and available for investment in eligible mortgage assets. (3) Includes mortgage servicing rights, carried at fair value of $0.7 million. (4) Outstanding principal amount of investment grade notes issued by LMNT 2021 - FL1 is $833.8 million, and the unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance cos ts. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q1 2023 Income Statement Summary 6 Summary Income Statement (thousands) Three Months Ended March 31, 2023 Net interest income $8,246 Total other income (loss) 182 Operating expenses (2,672) Benefit (provision) from income taxes 10 Preferred dividends (1,185) Net income attributable to common stockholders $4,582 Weighted average shares outstanding during the period, basic and diluted 52,231,152 Net income attributable to common stockholders per share $0.09 GAAP Net Income to Distributable Earnings Reconciliation (thousands) Three Months Ended March 31, 2023 Net Income attributable to common stockholders $4,582 Adjustments: Unrealized (gains) losses on mortgage servicing rights 49 Recognized compensation expense related to restricted stock 3 Unrealized provision for credit losses (180) Realized loss on commercial mortgage loans (4,272) Provision for (benefit from) income taxes (10) Distributable Earnings (1) $173 Weighted average shares outstanding during the period, basic and diluted 52,231,152 Distributable Earnings per share of common stock $0.00 Dividend per share of common stock $0.06 Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.04 $0.01 $0.02 $0.09 $0.05 $0.03 $0.06 $0.00 Q2 2022 Q3 2022 Q4 2022 Q1 2023 GAAP Earnings/Share Distributable Earnings/Share $3.60 $3.55 $3.50 $3.46 Q2 2022 Q3 2022 Q4 2022 Q1 2023 GAAP Earnings & Distributable Earnings (1) Per Share of Common Stock Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. CECL implemented on January 1, 2023. BVPS is net of CECL reserve of $0.06 as of 3/31/23.

Investment Portfolio 8 Geographic Concentration (2) Multi - Family , $911.2 , 89.7% Seniors Housing & Healthcare , $69.0 , 6.8% Self Storage , $19.6 , 1.9% Retail , $16.7 , 1.6% Property Type (2) $1,016.5 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On March 31, 2023, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $1.0 billion. 89.7% (1) of the portfolio was invested in loans backed by multifamily assets. • The Company anticipates that the majority of loan activity will continue to be related to multifamily assets. The Company does not own any hospitality or office assets and has limited exposure to retail and self - storage assets. TX , $260.8 , 25.7% Other States , $295.2 , 29.0% FL , $171.8 , 16.9% GA , $135.1 , 13.3% NJ , $82.2 , 8.1% TN , $71.4 , 7.0% $1,016.5

Q1 2023 Loan Activity 9 Multi - Family , $46.1 , 88.5% Office , $6.0 , 11.5% Payoffs by Property Type (2) $52.1 • The Company experienced $52.1 million of loan payoffs during the quarter. • Represents annual payoff rate of 20.5% (1) of the portfolio as of 3/31/2023. • There were no new loan acquisitions during Q1 2023. Note: (1) Annualized Q1 payoff rate. (2) $ In millions, based on carrying value.

Portfolio Credit 10 • 98.8% of the Company’s portfolio is performing, which reflects our strong credit and asset management capabilities. • Increase in weighted average risk rating driven by rising interest rates and broader economic uncertainties. 2.1 2.3 2.7 3.0 3.2 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/30/2023 1 2 3 4 Weighted Avg Risk Rating 100.0% 98.9% 99.0% 97.9% 98.8% 0.2% 0.9% 2.5% 3.9% 4.6% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/30/2023 % Performing Average 1M SOFR Asset Performance (1) Weighted Average Risk Rating Note: (1) An asset is defined as performing if it is not in default, or not on non - accrual status.

Q1 2023 Capital Structure Overview 11 74.3% 16.1% 5.3% 4.3% CLO Financing Common Equity Preferred Equity Term Loan $1,122.2 million (5) Capital Structure Composition Capital Structure Detail Note: (1) CLO financing shown at par value. GAAP carrying value of $829.9 million includes $3.8 million of unamortized debt issu ance costs for LMNT 2021 - FL1. (2) Term loan shown at par value. GAAP carrying value of $47.0 million includes $0.7 million of unamortized debt issuance cos ts . (3) Preferred equity shown at $60 million liquidation preference. (4) Noncontrolling interest was $99,500 as of 3/31/2023 and is excluded from common equity above. (5) LFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconcil iation to GAAP. Match Term Non - Recourse Financing • The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its assets from repo or warehouse lenders. • Primary sources of financing include a match - term non - MTM CRE CLO (LMNT 2021 - FL1), preferred stock, and a corporate term loan. ($ in millions) Collateralized Loan Obligations Rate Advance Rate Amount LMNT 2021-FL1 (1) L + 1.43% 83.4% $833.8 Credit Facilities Term Loan (2) 7.25% $47.8 Total Debt $881.5 Equity Preferred Equity (3) 7.875% $60.0 Book Value of Common Equity (4) $180.7 Total Capitalization (5) $1,122.2

($2,737) ($1,835) ($933) $934 $1,868 $2,802 $3,736 -150 bps -100 bps -50 bps +50 bps +100 bps +150 bps +200 bps $ in Thousands Change in LIBOR / SOFR Net Interest Income Sensitivity to Shifts in One - Month LIBOR and Term SOFR 12 Floating Rate Assets (2) $1,020 Floating Rate Liabilities (3) - $834 Net Exposure $187 Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (4) & Term SOFR $ in Millions Note: (1) The Company expects to convert its LIBOR - based loans and CLO liabilities to term SOFR during the second quarter of 20 23. (2) Comprised of the Company’s portfolio of floating - rate CRE loans: 76.3% indexed to one - month LIBOR and 23.7% indexed to 30 - d ay term SOFR. Displayed as unpaid principal balance. (3) Comprised of outstanding securitization notes in the CRE CLO, which is indexed to one - month LIBOR. (4) Assumes starting one - month LIBOR rate of 4.86% and 30 - day term SOFR of 4.80%. • 100% floating - rate loan portfolio. • 76.3% of portfolio is indexed to one - month LIBOR and 23.7% of portfolio is indexed to 30 - day term SOFR (1) .

Appendix

3/31/2023 CRE Loan Portfolio Details 14 Continued on the following page Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Initial Term (months) As-Is LTV at Origination (1) 1 Loan 1 12/16/2021 1/3/2025 Multi-Family Daytona FL 51,375,000 3.05% 37 71.70% 2 Loan 2 11/22/2019 1/5/2024 Multi-Family Virginia Beach VA 36,781,588 3.27% 50 77.10% 3 Loan 3 6/28/2021 7/6/2024 Multi-Family Barrington NJ 34,690,000 3.05% 36 78.13% 4 Loan 4 11/2/2021 11/6/2023 Multi-Family Warner Robins GA 33,500,000 3.00% 24 51.40% 5 Loan 5 6/8/2021 7/5/2024 Multi-Family Chattanooga TN 33,360,000 3.65% 37 79.76% 6 Loan 6 6/8/2021 7/5/2024 Multi-Family Miami FL 30,576,666 3.20% 37 74.26% 7 Loan 7 5/20/2021 6/6/2024 Multi-Family Marietta GA 27,803,800 3.10% 37 77.02% 8 Loan 8 6/7/2021 7/5/2024 Multi-Family San Antonio TX 26,400,000 3.40% 37 80.00% 9 Loan 9 8/26/2021 8/5/2024 Multi-Family Clarkston GA 24,832,000 3.50% 35 79.00% 10 Loan 10 11/15/2021 12/6/2024 Multi-Family El Paso TX 24,330,000 3.10% 37 75.96% 11 Loan 11 10/18/2021 11/6/2023 Multi-Family Cherry Hill NJ 23,348,000 3.00% 24 72.40% 12 Loan 12 8/26/2021 9/5/2024 Multi-Family Union City GA 21,957,240 3.35% 36 70.40% 13 Loan 13 11/16/2021 12/5/2024 Multi-Family Dallas TX 20,960,000 3.20% 37 73.54% 14 Loan 14 8/31/2021 9/6/2024 Multi-Family Houston TX 20,700,000 3.30% 36 74.20% 15 Loan 15 11/29/2022 12/5/2025 Seniors Housing & Healthcare Glendale WI 20,360,000 4.00% 36 45.00% 16 Loan 16 6/30/2021 7/5/2024 Multi-Family Jacksonville FL 20,188,700 3.50% 36 77.10% 17 Loan 17 10/13/2017 11/20/2023 Self Storage Seattle WA 19,648,818 3.60% 74 46.50% 18 Loan 18 11/5/2021 11/5/2024 Multi-Family Orlando FL 19,200,000 3.00% 36 78.05% 19 Loan 19 11/21/2022 12/5/2025 Seniors Housing & Healthcare Houston TX 18,920,000 4.00% 37 67.00% 20 Loan 20 2/11/2022 3/5/2025 Multi-Family Tampa FL 18,599,480 3.60% 37 77.99% 21 Loan 21 11/23/2021 12/5/2024 Multi-Family Orange NJ 18,400,000 3.20% 36 78.00%

3/31/2023 CRE Loan Portfolio Details 15 Continued on the following page Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Initial Term (months) As-Is LTV at Origination (1) 22 Loan 22 10/12/2021 11/5/2023 Multi-Family Atlanta GA 17,500,000 3.15% 25 42.90% 23 Loan 23 7/8/2021 8/5/2023 Multi-Family Knoxville TN 17,000,000 3.95% 25 69.67% 24 Loan 24 11/10/2022 12/5/2025 Seniors Housing & Healthcare Austin TX 16,690,000 4.00% 37 65.00% 25 Loan 25 12/28/2018 4/6/2023 Retail Austin TX 16,672,623 4.60% 52 60.50% 26 Loan 26 2/1/2022 2/5/2025 Multi-Family San Antonio TX 15,400,000 3.45% 36 79.79% 27 Loan 27 4/12/2021 5/5/2024 Multi-Family Cedar Park TX 15,000,000 3.75% 37 66.70% 28 Loan 28 2/22/2022 3/5/2025 Multi-Family Philadelphia PA 15,000,000 3.80% 36 80.00% 29 Loan 29 12/2/2021 12/6/2023 Multi-Family Colorado Springs CO 14,857,637 3.00% 24 72.48% 30 Loan 30 12/1/2021 12/5/2024 Multi-Family Horn Lake MS 14,080,000 3.30% 36 75.70% 31 Loan 31 11/21/2022 12/5/2025 Seniors Housing & Healthcare Southlake TX 14,030,000 4.00% 37 48.00% 32 Loan 32 11/3/2021 11/6/2023 Multi-Family Louisville KY 13,720,000 3.35% 24 75.38% 33 Loan 33 6/15/2022 7/5/2025 Multi-Family Denton TX 13,575,000 3.90% 37 73.00% 34 Loan 34 5/28/2021 6/6/2023 Multi-Family Houston TX 13,332,734 3.35% 24 73.76% 35 Loan 35 5/26/2022 6/6/2024 Multi-Family Brooklyn NY 13,300,000 3.75% 24 64.30% 36 Loan 36 5/12/2021 6/5/2024 Multi-Family Fort Worth TX 13,026,000 3.35% 37 74.86% 37 Loan 37 8/16/2021 9/6/2024 Multi-Family Columbus OH 12,674,255 3.65% 37 75.00% 38 Loan 38 12/13/2021 1/5/2024 Multi-Family Evansville IN 12,600,000 3.30% 25 74.30% 39 Loan 39 10/1/2021 10/4/2024 Multi-Family East Nashville TN 12,100,000 3.35% 36 79.08% 40 Loan 40 6/28/2022 7/4/2025 Multi-Family Colorado Springs CO 11,470,000 3.90% 36 73.06% 41 Loan 41 10/28/2021 11/6/2024 Multi-Family Tampa FL 11,202,535 2.95% 36 75.70% 42 Loan 42 9/30/2021 10/6/2023 Multi-Family Clearfield UT 10,795,000 3.15% 24 67.98% 43 Loan 43 4/23/2021 5/6/2024 Multi-Family Tualatin OR 10,497,000 3.20% 36 73.90% 44 Loan 44 12/29/2021 1/3/2025 Multi-Family Phoenix AZ 10,239,800 3.65% 36 75.90%

3/31/2023 CRE Loan Portfolio Details 16 Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Initial Term (months) As-Is LTV at Origination (1) 45 Loan 45 12/2/2021 12/6/2024 Multi-Family Tomball TX 9,975,000 3.40% 36 68.50% 46 Loan 46 11/23/2021 12/5/2024 Multi-Family Atlanta GA 9,856,000 3.35% 36 79.50% 47 Loan 47 1/14/2022 2/5/2025 Multi-Family Houston TX 9,609,250 3.60% 37 78.76% 48 Loan 48 10/21/2021 11/5/2024 Multi-Family Madison TN 9,100,000 3.20% 37 68.42% 49 Loan 49 5/12/2021 6/5/2024 Multi-Family Lakeland FL 8,220,000 3.35% 37 76.80% 50 Loan 50 6/22/2022 7/3/2025 Multi-Family Des Moines IA 8,175,500 4.00% 36 72.03% 51 Loan 51 4/7/2021 5/6/2024 Multi-Family Phoenix AZ 7,963,794 3.60% 37 69.46% 52 Loan 52 6/24/2022 7/6/2025 Multi-Family Monks Corner SC 7,934,160 4.15% 36 67.80% 53 Loan 53 10/29/2021 11/5/2024 Multi-Family Riverside MO 7,934,000 3.40% 36 76.60% 54 Loan 54 11/16/2021 12/6/2023 Multi-Family Cape Coral FL 7,680,000 3.25% 25 79.18% 55 Loan 55 9/28/2021 10/4/2024 Multi-Family Chicago IL 7,286,000 3.65% 36 75.90% 56 Loan 56 2/18/2022 3/5/2025 Multi-Family Drexel Hills PA 7,200,000 3.95% 37 78.09% 57 Loan 57 12/19/2022 1/6/2025 Multi-Family Asheville NC 6,325,000 3.75% 24 41.10% 58 Loan 58 7/1/2021 7/5/2024 Multi-Family Harker Heights TX 6,290,000 3.60% 36 72.30% 59 Loan 59 4/27/2022 5/5/2025 Multi-Family North Brunswick NJ 6,000,000 3.40% 36 79.90% 60 Loan 60 5/21/2021 6/6/2024 Multi-Family Youngtown AZ 5,994,000 3.65% 37 71.40% 61 Loan 61 10/26/2021 11/6/2023 Multi-Family Indianapolis IN 5,812,000 3.85% 24 77.08% 62 Loan 62 4/30/2021 5/5/2024 Multi-Family Daytona Beach FL 5,285,500 3.65% 36 77.40% 63 Loan 63 12/13/2021 1/5/2024 Multi-Family Evansville IN 5,250,000 3.30% 25 73.90% 64 Loan 64 7/14/2021 8/6/2024 Multi-Family Birmingham AL 5,248,000 3.70% 37 71.69% 65 Loan 65 11/19/2021 12/5/2024 Multi-Family Huntsville AL 5,040,000 3.75% 37 78.75% 66 Loan 66 6/10/2019 7/6/2023 Multi-Family San Antonio TX 4,807,027 2.90% 49 62.92% 67 Loan 67 12/28/2021 1/3/2025 Multi-Family Houston TX 2,800,000 3.25% 36 71.20% Total / Average 1,020,479,107 3.43% 36 71.40%

0Consolidated Balance Sheets 17

Consolidated Statement of Income 18

Detailed Walk of Allowance for Loan Losses 19

Reconciliation of GAAP to Distributable Earnings 20 For the Three Months Ended GAAP to Distributable Earnings Reconciliation March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Reconciliation of GAAP to non - GAAP Information Net income attributable to common stockholders $4,581,733 $879,776 $315,233 $2,158,810 Adjustments for non - Distributable earnings Unrealized losses (gains) on mortgage servicing rights 49,129 22,251 (37,312) (81,216) Realized loss on commercial mortgage loans (4,271,672) - - - Unrealized provision for credit losses (179,684) 2,385,731 1,521,023 351,914 Subtotal (4,402,227) 2,407,982 1,483,711 270,698 Other Adjustments Recognized compensation expense related to restricted common stock 3,358 3,433 3,433 4,476 Adjustment for income taxes (10,246) 31,728 (97,974) 25,669 Subtotal (6,888) 35,161 (94,541) 30,145 Distributable Earnings 172,618 3,322,919 1,704,403 $2,459,653 Weighted average shares outstanding, b asic and diluted 52,231,152 52,231,152 52,231,152 52,226,141 Distributable Earnings per share of common stock , b asic and diluted $0.00 $0.06 $0.03 $0.05

Detailed Walk of Capitalization as of 3/31/2023 21 (in 000's) 3/31/2023 Total GAAP liabilities and stockholders' equity $1,126,324 Adjustments for Capitalization ( - ) Accrued interest payable (2,505) ( - ) Dividends payable (4,135) ( - ) Fees and expenses payable to Manager (1,604) ( - ) Other accounts payable and accrued expenses (366) ( + ) Other capitalized financing & issuance costs 4,534 LFT Capitalization $1,122,248

Book Value Per Share of Common Stock as of 3/31/2023 22 (in 000's) Book Value per Share of Common Stock (1) Total stockholders’ equity $240,847 ( - ) Preferred equity (60,000) (2) ( - ) Non - controlling interest (100) Common equity 180,748 Shares outstanding 52,231,152 Book Value Per Share of Common Stock $3.46 Note: (1) Book value as of 3/31/2023 included the impact of an estimated CECL credit loss allowance of $3.4 million. (2) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $25 l iq uidation preference per share.

Key Definitions 23 “ Book Value Per Share of Common Stock ” is calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weight ed average number of shares of common stock issued and outstanding during the period, basic and diluted. “ Distributable Earnings ” is a non - GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not ot her wise included in GAAP net income (loss) and excluding ( i ) non - cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non - cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one - time charges such as acquisition costs and one - time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursu ant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credi t l osses, any loan losses are charged off and realized through Distributable Earnings when deemed non - recoverable. Non - recoverability is determine d ( i ) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlyi ng asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non - collectible. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and c ash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for e xis ting and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator o f o ur dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustment s, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to ou r c onsolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings h elp us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indica tiv e of our current loan portfolio and operations, and is a performance metric we consider when declaring our dividends. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be con sid ered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an in dication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the m eth odologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributabl e E arnings may not be comparable to the Distributable Earnings reported by other companies.

May 2023